                                                                    EXHIBIT 99.1



                              Cox Enterprises, Inc.
                        Executive Officers and Directors


Name                                     Position                               Principal Occupation
----                                     --------                               --------------------

James C. Kennedy*                        Chairman & Chief Executive Officer     Chairman & Chief Executive Officer

David E. Easterly*                       Vice Chairman                          Vice Chairman

G. Dennis Berry                          President & Chief Operating Officer    President and Chief Operating Officer

Robert C. O'Leary*                       Executive Vice President & Chief       Executive Vice President & Chief
                                         Financial Officer                      Financial Officer

Timothy M. Hughes                        Senior Vice President Administration   Senior Vice President Administration

Alexander V. Netchvolodoff               Senior Vice President Public Policy    Senior Vice President Public Policy

Barbara C. Anthony*                      Vice President                         Chairman, Dayton Newspapers

Preston B. Barnett                       Vice President & General Tax Counsel   Vice President & General Tax Counsel

Anne C. Chambers*                        Vice President                         Chairman, Atlanta Newspapers

Marybeth H. Leamer                       Vice President Human Resources         Vice President Human Resources

Richard J. Jacobson                      Vice President & Treasurer             Vice President & Treasurer

Michael J. Mannheimer                    Vice President Materials Management    Vice President Materials Management

Andrew A. Merdek                         Vice President Legal Affairs &         Vice President Legal Affairs &
                                         Corporate Secretary                    Corporate Secretary

                             Cox Enterprises, Inc.
                        Executive Officers and Directors


Name                                     Position                               Principal Occupation
----                                     --------                               --------------------
John C. Mellott                          Vice President Business Development    Vice President Business Development

John C. Williams                         Vice President Marketing and           Vice President Marketing and
                                         Communications                         Communications

Thomas B. Whitfield                      Vice President Direct Marketing        Vice President Direct Marketing

Alexandra M. Wilson                      Vice President Public Policy           Vice President Public Policy

Maria L. Friedman                        Assistant Vice President of Tax        Assistant Vice President of Tax

Shauna J. Sullivan                       Assistant Secretary                    Assistant Secretary

Carol J. Larner                          Assistant Treasurer                    Assistant Treasurer

Arthur M. Blank                          Director                               President and Chief Executive
                                                                                Officer
                                                                                AMB Group, LLC

Richard L. Braunstein                    Director                               Member, Dow, Lohnes & Albertson, PLLC

Thomas O. Cordy                          Director                               Retired President and Chief
                                                                                Executive Officer
                                                                                The Maxxis Group, Inc.

Carl R. Gross                            Director                               Retired Senior Vice President and
                                                                                Chief Administrative Officer

Ben F. Love                              Director                               Director
                                                                                Chase Bank of Texas

Paul J. Rizzo                            Director                               Retired Vice Chairman of IBM
                                                                                Corporation

* Also a Director

                           Cox Interactive Media, Inc.
                        Executive Officers and Directors


Name                                     Position                               Principal Occupation
----                                     --------                               --------------------

Peter M. Winter*                         President                              President

J. Lacey Lewis                           Vice President and Chief Financial     Vice President and Chief Financial
                                         Officer                                Officer

Tom Bates                                Vice President of Product and          Vice President of Product and
                                         Marketing                              Marketing

Gary R. Mills                            Vice President of Business Alliances   Vice President of Business Alliances

Joseph Gallo                             Vice President and Chief Technical     Vice President and Chief Technical
                                         Officer                                Officer

R. Scott Whiteside                       Vice President and Chief Operating     Vice President and Chief Operating
                                         Officer                                Officer

Preston B. Barnett                       Vice President                         Vice President

John C. Mellott*                         Vice President                         Vice President

Steven D. Rosenboro                      Vice President and General Counsel     Vice President and General Counsel

David B. Hills                           Vice President Sales                   Vice President Sales

Rodney T. Mayers                         Vice President of Business             Vice President of Business
                                         Development                            Development

Andrew A. Merdek                         Secretary                              Vice President Legal Affairs &
                                                                                Corporate Secretary

Richard J. Jacobson                      Treasurer                              Vice President & Treasurer

David E. Easterly                        Director                               President & Chief Operating Officer

* Also a Director

                              CIM Investments, Inc.
                             Directors and Officers


Name                                     Position                               Principal Occupation
----                                     --------                               --------------------
Peter M. Winter*                         President                              President

Andrew A. Merdek                         Secretary                              Secretary

Richard J. Jacobson*                     Treasurer                              Treasurer

Richard Klumpp*                          Assistant Secretary                    Assistant Secretary

R. Scott Whiteside                       Vice President and Chief Operating     Vice President and Chief Operating
                                         Officer                                Officer

J. Lacey Lewis                           Vice President and Chief Financial     Vice President and Chief Financial
                                         Officer                                Officer

Preston B. Barnett                       Vice President                         Vice President

John C. Mellott                          Vice President                         Vice President

Gary R. Mills                            Vice President                         Vice President

David B. Hills                           Vice President                         Vice President

* Also a Director